UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               SCHEDULE 14A


         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential For Use of the Commission Only
    (as Permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Section 240.14a-12

                            PORTSMOUTH SQUARE, INC.
                  -----------------------------------------------
                  (Name of Registrant as Specified in Its Charter)

                  -----------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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    (5) Total Fee Paid:
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    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
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

                           PORTSMOUTH SQUARE, INC.
                              820 MORAGA DRIVE
                         LOS ANGELES, CALIFORNIA 90049
                               (310) 889-2500

                         ------------------------------

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 19, 2009

To the Shareholders of Portsmouth Square, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Portsmouth Square, Inc. ("Portsmouth" or the "Company") will be held on February 19, 2009 at 11:00 A.M. at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, CA 94108 for the purpose of considering and acting on the following:

     (1) to elect five Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified;

     (2) to ratify the Audit Committee's appointment of Burr, Pilger & Mayer LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2009; and

     (3) to consider and act upon any other matters that may properly come before the meeting or any adjournments thereof.


     The Board of Directors has fixed the close of business on January 9, 2009 as the record date for determining the shareholders having the right to vote at the meeting or any adjournment thereof.

     Your proxy is important to us whether you own a few or many shares. Please complete, sign, date and promptly return the enclosed proxy in the self-addressed, postage-paid envelope provided. Return the proxy even if you plan to attend the meeting. You may always revoke your proxy and vote in person.

Dated: January 16, 2009

                                            By Order of the Board of Directors,

                                             /s/ Michael G. Zybala

                                                 Michael G. Zybala
                                                 Secretary

_______________________________________________________________________________

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 19, 2009. THE COMPANY'S PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED JUNE 30, 2008 ARE ALSO AVAILABLE ON PORTSMOUTH'S PARENT COMPANY'S WEBSITE AT WWW.INTERGROUPCORPORATION.COM.

                            PORTSMOUTH SQUARE, INC.
                               820 MORAGA DRIVE
                         LOS ANGELES, CALIFORNIA 90049
                               (310) 889-2500

                             -------------------
                              PROXY STATEMENT
                             -------------------


                        ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 19, 2009


The Board of Directors of Portsmouth Square, Inc. (the "Company" or Portsmouth") is soliciting proxies in the form enclosed with this statement in connection with the Annual Meeting of Shareholders to be held February 19, 2009 or at any adjournment or adjournments thereof.

This Proxy Statement and the accompanying Proxy are first being sent to Shareholders on or about January 23, 2009. Only shareholders of record at the close of business on January 9, 2009 are entitled to notice of, and to vote at, the Annual Meeting.

If you give us a proxy, you can revoke it at any time before it is used. To revoke it, you may file a written notice revoking it with the Secretary of the Company, execute a proxy with a later date or attend the meeting and vote in person.

You may vote at the Annual Meeting only shares that you owned of record on January 9, 2009. There were 734,183 shares of stock outstanding on that date. A majority, or 367,092 of those shares will constitute a quorum for the transaction of business at this meeting. Each share is entitled to one vote on each matter to be presented at the meeting. Unless cumulative voting is elected as described under "Election of Directors" below, the affirmative vote of the holders of the majority of the shares of the Company's stock present or represented at the meeting and entitled to vote is required to elect directors and ratify or approve the other item being voted on at this time.

In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they hold stock of the Company and to request authority for the execution of proxies. The Company will reimburse banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram or personal contact. All proxy soliciting expenses will be paid by the Company. The Company does not expect to employ anyone else to assist in the solicitation of proxies.

                                 PROPOSAL 1

                            ELECTION OF DIRECTORS

The Company's Board of Directors presently consists of five directors. We propose to elect five directors, each to hold office until we have the next Annual Meeting and until his successor is elected and qualified. The Board of Directors has nominated John V. Winfield, Jerold R. Babin, Josef A. Grunwald, John C. Love and William J. Nance. The person named in the enclosed form of proxy will vote it for the election of the nominees listed below unless you instruct him otherwise, or a nominee is unwilling to serve. The Board of Directors has no reason to believe that any nominee will be unavailable. However, in that event, the proxy may vote for another candidate or candidates nominated by the Board of Directors.

The California Corporations Code, as applicable to the Company, provides that a shareholder may cumulate votes if a shareholder gives notice, prior to the voting, of an intention to cumulate votes. If such a notice is given, every shareholder may cumulate votes. Cumulating votes means that you can take the total number of votes you have for all directors and distribute them among one or more nominees as you see fit. For example, assume you have 100 shares. We have five directors so you have a total of 5 x 100 = 500 votes. You could give all 500 votes to one person or 250 votes to each of two nominees, or 100 votes to each of five nominees. You can use this power only under the circumstances described herein. If cumulative voting is elected, the enclosed form of proxy gives the proxy discretion to cumulate votes so that he can elect the maximum possible number of the nominees identified below.

Any shareholder executing the enclosed form of proxy may withhold authority to vote for any one or more nominees by so indicating in the manner described in the form of proxy. However, the number of votes authorized by the form of proxy will not be affected and the named proxies could probably offset any such action by using cumulative voting if they thought it necessary. Under the California Corporations Code any shareholder or any person who claims to have been denied the right to vote may apply to a state superior court for a determination of the validity of any election or appointment of any director.

                     DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Directors and Executive Officers of the Company. There is no relationship by blood, marriage or adoption among the Directors and Officers. All Directors serve one-year terms with their terms expiring at the Annual Meeting. All Officers of the Company are elected or appointed by the Board of Directors and hold office until the Annual Meeting or until replaced at the discretion of the Board.



                                                                      Shares of
                                                                     Common Stock
                                                                     Beneficially
                                  Present                              Owned on         Percent
                                  Position            Director         January 9,         of
Name             Age           With the Company         Since            2009           Class (1)
-------------------------------------------------------------------------------------------------
John V. Winfield (2)   62     Chairman of the Board,   1996                  0(4)         0.0%
                              President and Chief
                              Executive Officer

Jerold R. Babin (3)    75     Director                 1996             48,345            6.6%

John C. Love           68     Director                 1998                  0(4)         0.0%

Josef A. Grunwald      60     Director                 1996                  0(4)         0.0%

William J. Nance       64     Director,                1996                  0(4)         0.0%

Michael G. Zybala      56     Vice President,          N/A                   0            0.0%
                              Secretary and
                              General Counsel

David T. Nguyen        35     Treasurer and            N/A                   0            0.0%
                              Controller
Santa Fe Financial                                                     591,237(4)        80.5%
Corporation and The
InterGroup
Corporation(4)

All of the above as a group                                            639,582           87.1%
------------------------------

(1) Based on 734,183 common shares issued and outstanding as of January 9, 2009.

(2) John V. Winfield is the sole beneficial owner of 49,400 shares of Portsmouth's majority owner Santa Fe Financial Corporation ("Santa Fe"). The InterGroup Corporation ("InterGroup") is the beneficial owner of 942,412 common shares of Santa Fe. As the President and Chairman of the Board and a 57.7% shareholder of InterGroup, Mr. Winfield has voting and dispositive power over a total of 991,812 shares of Santa Fe, which represents approximately 79.9% of the voting power of Santa Fe.

(3) Jerold R. Babin claims sole voting power over the 48,345 shares identified herein, of which he has sole dispositive power over 9,667 shares held in his retirement account. He claims shared dispositive power with his wife over 38,478 shares which they hold as trustees of a family trust.

(4) Santa Fe Financial Corporation is the record and beneficial owner of 505,437 common shares of Portsmouth and Santa Fe's parent company, InterGroup, is the record and beneficial owner of 85,800 shares of Portsmouth. As directors of Santa Fe and InterGroup, Messrs. Winfield, Nance and Love share the power to direct the vote of the shares of Portsmouth owned by Santa Fe and InterGroup. Mr. Grunwald is a director of InterGroup and also shares that company's power to vote the shares of Portsmouth.

Security Ownership of Management in Parent Corporation.

As of January 9, 2009, John V. Winfield is the beneficial owner of 49,400 shares of the common stock of Portsmouth's parent corporation, Santa Fe. The InterGroup Corporation is the beneficial owner of 942,212 shares of common stock of Santa Fe. Pursuant to a Voting Trust Agreement dated June 30, 1998, InterGroup also has the power to vote the 49,400 shares of common stock owned by Mr. Winfield giving it a total of 991,812 voting shares, which represents approximately 79.9% of the voting power of Santa Fe. As President, Chairman of the Board and a 57.7% shareholder of InterGroup, Mr. Winfield has voting and dispositive power over the shares owned of record and beneficially by InterGroup. No other director or executive officer of Portsmouth has a beneficial interest in Santa Fe's shares.

Business Experience:

The principal occupation and business experience during the last five years for each of the Directors and Executive Officers of the Company are as follows:

John V. Winfield -- Mr. Winfield was first elected to the Board in May of 1996 and currently serves as the Company's Chairman of the Board, President and Chief Executive Officer. Mr. Winfield is also Chairman of the Board, President and Chief Executive Officer of Portsmouth's parent company Santa Fe Financial Corporation, having held those positions since April 1996. Mr. Winfield is Chairman of the Board, President and Chief Executive Officer of The InterGroup Corporation ("InterGroup"), a public company, and has held those positions since 1987.

Jerold R. Babin -- Mr. Babin was appointed as a Director of the Company on February 1996. Mr. Babin has been a retail securities broker for the past 46 years. From 1989 to present, he has worked for Prudential Securities, (now Wachovia Securities) where he currently holds the title of First Vice-President.

John C. Love -- Mr. Love was appointed a Director of the Company on March 5, 1998. Mr. Love is an international hospitality and tourism consultant and a hotel broker. He is a retired partner in the national CPA and consulting firm of Pannell Kerr Forster. Mr. Love has extensive experience in hotel development, acquisition and development. He is Chairman Emeritus of Golden Gate University in San Francisco. Mr. Love is also a Director of Santa Fe, having first been appointed on March 2, 1999 and a Director of InterGroup, having first been appointed in January 1998.

Josef A. Grunwald -- Mr. Grunwald was elected as a Director of the Company in May 1996. Mr. Grunwald is an industrial, commercial and residential real estate developer. He serves as Chairman of PDG N.V. (Belgium), a hotel management company, and President of I.B.E. Services S.A. (Belgium), an international trading company. Mr. Grunwald is also a Director of InterGroup, having held that position since 1987.

William J. Nance -- Mr. Nance was first elected to the Board in May 1996. Mr. Nance is also a Director of Santa Fe. He is the President and CEO of Century Plaza Printers, Inc., a company he founded in 1979. He has also served as a consultant in the acquisition and disposition of multi-family and commercial real estate. Mr. Nance is a Certified Public Accountant and, from 1970 to 1976, was employed by Kenneth Leventhol & Company where he was a Senior Accountant specializing in the area of REITS and restructuring of real estate companies, mergers and acquisitions, and all phases of real estate development and financing. Mr. Nance is a Director of InterGroup and has held such position since 1984. Mr. Nance also serves as a director of Goldspring, Inc., a public company.

Michael G. Zybala - Mr. Zybala was appointed Vice President and Secretary of the Company on February 20, 1998. He is also Vice President, Secretary and General Counsel of Santa Fe. Mr. Zybala has served as the Company's General Counsel since 1995 and has represented the Company as its corporate counsel since 1978. Mr. Zybala also serves as Assistant Secretary and counsel to InterGroup.

David T. Nguyen - Mr. Nguyen was appointed as Treasurer of the Company on February 27, 2003. Mr. Nguyen also serves as Treasurer of InterGroup and Santa Fe, having been appointed to those positions on February 26, 2003 and February 27, 2003, respectively. Mr. Nguyen is a Certified Public Accountant and, from 1995 to 1999, was employed by PricewaterhouseCoopers LLP where he was a Senior Accountant specializing in real estate. Mr. Nguyen has also served as the Company's Controller from 1999 to December 2001 and from December 2002 to present.

Family Relationships: There are no family relationships among directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Involvement in Certain Legal Proceedings: No director or executive officer, or person nominated or chosen to become a director or executive officer, was involved in any legal proceeding requiring disclosure.


                   BOARD AND COMMITTEE INFORMATION

Board of Directors:

Portsmouth is an unlisted company and a Smaller Reporting Company under the rules and regulations of the Securities and Exchange Commission ("SEC"). The majority of its Board of Directors consists of "independent" directors as independence is defined by the applicable rules of the SEC and the National Association of Securities Dealers' ("NASD"). The Board of Directors held four meetings during the 2008 Fiscal Year (in person, telephonically or by written consent). No Director attended (whether in person, telephonically, or by written consent) less than 75% of all meetings held during the period of time he or she served as Director during the 2008 Fiscal Year.

The Board of Directors has not established a formal process for security holders to send communications to the Board of Directors and the Board has not deemed it necessary to establish such a procedure at this time. Historically, almost all communications that the Company receives from security holders are administrative in nature and are not directed to the Board of Directors. If the Company should receive a security holder communication directed to the Board of Directors, or to an individual director, said communication will be relayed to the Board of Directors or the individual director as the case may be.

The Company does not have any formal policy with regard to board members attendance at annual meetings of shareholders but encourages each director to attend said meetings. All of the Company's directors attended the fiscal 2007 annual meeting of shareholders.

Committees:

Portsmouth has established three committees, an Audit Committee, a Hotel Committee and a Securities Investment Committee. The Company does not have any standing nominating or compensation committees of the Board of Directors. Executive compensation is determined by the independent members of the Board. New director nominations, if any, will be considered and determined by the Board of Directors. The Company has no policy with regard to consideration of any director candidates recommended by security holders. As a Smaller Reporting Company that has approximately 87.1% of its voting securities controlled by management, the Company has not deemed it appropriate to institute such a policy.

Audit Committee. Portsmouth is an unlisted company and Smaller Reporting Company under SEC rules. The Company's Audit Committee is currently comprised of Messrs. Nance (Chairperson) and Love, each of whom are independent directors as independence is defined by the applicable rules of the SEC and the NASD, and as may be modified or supplemented. Each of these directors also meets the audit committee financial expert test. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports provided by the Company to any governmental body or the public; the Company's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial processes generally. The Audit Committee is responsible for the selection and retention of the Company's independent auditors. The Audit Committee held six meetings during the 2008 fiscal year. The Company's Board of Directors adopted a written charter for the Audit Committee, a copy of that written charter, as amended, is attached as Appendix A to this proxy statement.

Hotel Committee. On February 26, 2004, the Board of Directors established a Hotel Committee to actively oversee the Company's interests in Justice Investors and the repositioning and operations of the Hotel asset. The members of the Special Committee are Directors John C. Love (Chair), William J. Nance and the Company's Vice President, Secretary and General Counsel, Michael G. Zybala. The Hotel Committee meets on a regular basis, at least once per month.

Securities Investment Committee. On March 17, 1998, the Company established a Securities Investment Committee to establish guidelines and to review the Company's investment policies. The Committee consists of all of the Directors of the Company, John V. Winfield (Chair), John C. Love and William J. Nance. During fiscal 2008, the Securities Investment Committee held four meetings, in person, telephonically or by written consent with, all members attending each meeting.

            COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and each beneficial owner of more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during fiscal 2008 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

                         EXECUTIVE COMPENSATION

As a Smaller Reporting Company, Portsmouth has no compensation committee. Executive Officer compensation is set by independent members of the Board of Directors. The Board seeks to design and set compensation to attract and retain highly qualified executive officers and to align their interests with those of long-term owners of the Company. The Board has not engaged any compensation consultants in determining the amount or form of executive or director compensation, but does review and monitor published compensation surveys and studies. The Board may delegate to the Company's Chief Executive Officer the authority determine the compensation of certain executive officers.

The following table provides certain summary information concerning compensation awarded to, earned by, or paid to the Company's principal executive officer and other named executive officers of the Company whose total compensation exceeded $100,000 for all services rendered to the Company for each of the Company's last two competed fiscal years ended June 30, 2008 and 2007. No stock awards, long-term compensation, options or stock appreciation rights were granted to any of the named executive officers during the last two fiscal years.


                        SUMMARY COMPENSATION TABLE

                              Fiscal                                All Other
Name and Principal Position    Year     Salary        Bonus       Compensation     Total
---------------------------    ----   ----------    ----------   ------------   ------------
John V. Winfield               2008   $133,500(1)    $      -      $17,000(2)    $ 150,500
Chairman, President and        2007   $133,500(1)    $      -      $17,000(2)    $ 150,500
Chief Executive Officer

Michael G. Zybala              2008   $ 94,800(3)    $      -      $     -       $  94,800
Vice President, Secretary      2007   $118,800(3)    $      -      $     -       $ 118,800
and General Counsel
---------------------------

(1) Amounts shown include $6,000 per year in regular Directors fees.

(2) During fiscal years 2008 and 2007, the Company also paid annual premiums of $17,000 for a split dollar whole life insurance policy, owned by, and the beneficiary of which is, a trust for the benefit of Mr. Winfield's family.
This policy was obtained in December 1998 and provides for a death benefit of $1,000,000. The Company has a secured right to receive, from any proceeds of the policy, reimbursement of all premiums paid prior to any payments to the beneficiary.

(3) Amounts shown include Hotel Committee fees.

Portsmouth has no stock option plan or stock appreciation rights for its executive officers. The Company has no pension or long-term incentive plans. There are no employment contracts between Portsmouth and any executive officer, and there are no termination-of-employment or change-in-control arrangements.

On July 18, 2003, the disinterested members of the Board of Directors established a performance based compensation program for the Company's CEO, John V. Winfield, to keep and retain his services as a direct and active manager of the Company's securities portfolio. The Company's previous experience and results with outside money managers was not acceptable. Pursuant to the criteria established by the Board, Mr. Winfield was be entitled to performance compensation for his management of the Company's securities portfolio equal to 20% of all net investment gains generated in excess of the performance of the S&P 500 Index. Compensation amounts will be calculated and paid quarterly based on the results of the Company's investment portfolio for that quarter. Should the Company have a net investment loss during any quarter, Mr. Winfield would not be entitled to any further performance-based compensation until any such investment losses are recouped by the Company. On February 26, 2004, the Board of Directors amended the performance threshold to require an annualized return equal to the Prime Rate of Interest (as published in the Wall Street Journal) plus 2% instead of the S&P 500 Index, effective with the quarterly period commencing January 1, 2004. This performance based compensation program may be further modified or terminated at the discretion of the Board. No performance based compensation was earned or paid for fiscal years ended June 30, 2008 or 2007.

Internal Revenue Code Limitations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, in the case of a publicly held corporation, the corporation is not generally allowed to deduct remuneration paid to its chief executive officer and certain other highly compensated officers to the extent that such remuneration exceeds $1,000,000 for the taxable year. Certain remuneration, however, is not subject to disallowance, including compensation paid on a commission basis and, if certain requirements prescribed by the Code are satisfied, other performance based compensation. No compensation paid by the Company to its CEO or other executive officers was subject the deduction disallowance prescribed by Section 162(m) of the Code.

Outstanding Equity Awards at Fiscal Year End.

The Company did not have any outstanding equity awards at the end of its fiscal year ended June 30, 2008 and has no equity compensation plans in effect.


                        DIRECTOR COMPENSATION

Each director of the Company is paid a Board retainer fee of $1,500 per quarter for a total annual compensation of $6,000. This policy has been in effect since July 1, 1985. Members of the Company's Audit Committee also receive a fee of $500 per quarter. Directors and Committee members are also reimbursed for their out-of-pocket travel costs to attend meetings.

On February 26, 2004, the Board of Directors established a Hotel Committee to actively oversee the Company's interests in Justice Investors and the repositioning and operations of the Hotel asset. The members of the Hotel Committee are Directors John C. Love (Chair), William J. Nance and the Company's Vice President, Secretary and General Counsel, Michael G. Zybala. Committee members were originally paid a monthly fee of $1,500 and $500 for each full day meeting attended and $250 for each half day meeting attended in excess of one meeting per month. Due to the significant number of meetings required to oversee the Company's Hotel asset, the Board of Directors, on February 22, 2007, decided to increase the monthly fee to be paid to the members of the Hotel Committee to $2,500, effective January 1, 2007, and to eliminate any additional meeting fees in the future.

The following table provides information concerning compensation awarded to, earned by, or paid to the Company's directors for the fiscal year ended June 30, 2008.

                         DIRECTOR COMPENSATION TABLE


                          Fees Earned
                            or Paid            All Other
     Name                   in Cash           Compensation       Total
-----------------         -----------         ------------      -------

Jerold R. Babin            $ 6,000                  -           $ 6,000

Josef A. Grunwald          $ 6,000                  -           $ 6,000

John C. Love               $38,000(1)               -           $38,000

William J. Nance           $38,000(1)               -           $38,000

John V. Winfield(2)
--------------

(1) Amounts shown include regular Board fees, Audit Committee fees and Hotel Committee fees.

(2) As an executive officer, Mr. Winfield's director's fees are reported in the Summary Compensation Table.

Change in Control or Other Arrangements

Except for the foregoing, there are no other arrangements for compensation of directors and there are no employment contracts between the Company and its directors or any change in control arrangements.


             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of January 9, 2009, Santa Fe and InterGroup owned 80.5% of the common stock of Portsmouth, and InterGroup and John V. Winfield, in the aggregate, owned approximately 79.9% of the voting stock of Santa Fe. Certain costs and expenses, primarily rent, insurance and general administrative expenses, are allocated between the Company, Santa Fe, and InterGroup based on management's estimate of the utilization of resources. Effective June 30, 1998, certain accounting and administrative functions of the Company and its subsidiaries, were transferred to the Los Angeles, California offices of InterGroup. During the fiscal years ended June 30, 2008 and 2007, the Company made payments to InterGroup in the total amount of approximately $72,000 and $73,000, respectively, for administrative costs and reimbursement of direct and indirect costs associated with the management of the Company and its investments, including the Partnership asset.

As Chairman of the Securities Investment Committee, the Company's President and Chief Executive officer, John V. Winfield, oversees the investment activity of the Company in public and private markets pursuant to authority granted by the Board of Directors. Mr. Winfield also serves as Chief Executive Officer of Santa Fe and InterGroup and oversees the investment activity of those companies. Depending on certain market conditions and various risk factors, the Chief Executive Officer, his family, Santa Fe and InterGroup may, at times, invest in the same companies in which the Company invests. The Company encourages such investments because it places personal resources of the Chief Executive Officer and his family members, and the resources of Santa Fe and InterGroup, at risk in connection with investment decisions made on behalf of the Company.

On July 18, 2003, the disinterested members of the Board of Directors established a performance based compensation program for the Company's CEO to keep and retain his services as a direct and active manager of the Company's securities portfolio. Pursuant to the criteria established by the Board, Mr. Winfield is entitled to performance compensation for his management of the Company's securities portfolio equal to 20% of all net investment gains generated in excess of the performance of the S&P 500 Index. Compensation amounts are calculated and paid quarterly based on the results of the Company's investment portfolio for that quarter. Should the Company have a net investment loss during any quarter, Mr. Winfield would not be entitled to any further performance-based compensation until any such investment losses are recouped by the Company. On February 26, 2004, the Board of Directors amended the performance threshold to require an annualized return equal to the Prime Rate of Interest (as published in the Wall Street Journal) plus 2% instead of the S&P 500 Index, effective with the quarterly period commencing January 1, 2004. No performance bonuses were paid for the fiscal years ended June 30, 2008 and 2007. This performance based compensation program may be further modified or terminated at the discretion of the Board.

In December 1998, the Board of Directors authorized the Company to obtain whole life insurance and split dollar insurance policies covering the Company's President and Chief Executive Officer, Mr. Winfield. During fiscal 2008 and 2007, the Company paid annual premiums of $17,000 for the split dollar whole life insurance policy, owned by, and the beneficiary of which is, a trust for the benefit of Mr. Winfield's family. The Company has a secured right to receive, from any proceeds of the policy, reimbursement of all premiums paid prior to any payments to the beneficiary.

On August 29, 2007, the Board of Directors authorized an investment of $973,000 for Portsmouth to acquire a 50% equity interest in Intergroup Uluniu, Inc., a Hawaii corporation ("Uluniu") in a related party transaction. Uluniu is a 100% owned subsidiary of InterGroup. Uluniu owns an approximately two-acre parcel of unimproved land located in Kihei, Maui, Hawaii which is held for development. The Company's investment in Uluniu represents an amount equal to the costs paid by InterGroup for the acquisition and carrying costs of the property through August 2007. The fairness of the financial terms of the transaction were reviewed and approved by the independent director of the Company. As of June 30, 2008, the $973,000 investment amount had been paid by Portsmouth.

There are no other relationships or related transactions between the Company and any of its officers, directors, five-percent security holders or their families that require disclosure.

Director Independence

Portsmouth is an unlisted company and a Smaller Reporting Company under the rules and regulations of the Securities and Exchange Commission ("SEC"). With the exception of the Company's President and CEO, John V. Winfield, all of Portsmouth's Board of Directors consists of "independent" directors as independence is defined by the applicable rules of the SEC and the National Association of Securities Dealers' ("NASD").


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF JOHN V. WINFIELD, JEROLD R. BABIN, JOSEF A. GRUNWALD, JOHN C. LOVE AND WILLIAM J. NANCE AS DIRECTORS OF THE COMPANY.

                  PRINCIPAL HOLDERS OF EQUITY SECURITIES

The following table shows, as of January 9, 2009, the Common Stock owned by every person owning of record (other than securities depositories), or known by the Company to own beneficially, more than 5% of the outstanding shares. Any voting securities beneficially owned by directors and director nominees are also disclosed under Proposal 1 - Election of Directors herein.


         Name                   Shares of Common Stock   Percent of Class (1)
         ----                   ----------------------   --------------------
Santa Fe Financial Corporation          591,237(2)              80.5%
and The InterGroup Corporation
   820 Moraga Drive
   Los Angeles, CA 90049

Jerold R. Babin                          48,345(3)               6.6%
   555 California Street
   Suite 2300
   San Francisco, CA 94104
-------------------------------

(1) Based on 734,183 shares issued and outstanding.

(2) Santa Fe Financial Corporation is the record and beneficial owner of 505,437 common shares of Portsmouth and Santa Fe's parent company, InterGroup, is the record and beneficial owner of 85,800 shares of Portsmouth. The President and Chairman of the Boards of Santa Fe and InterGroup votes these shares.

(3) Jerold R. Babin claims sole voting power over the 48,345 shares identified herein, of which he has sole dispositive power over 9,667 held in his retirement account. He claims shared dispositive power with his wife over the 38,478 shares which they hold as trustees of a family trust.

As of January 9, 2008, there were 734,183 shares of the Company's Common Stock issued and outstanding, which were held by approximately 210 shareholders of record, with a total of approximately 325 shareholders, including beneficial holders.


                               PROPOSAL II

                     Ratification of the Appointment of
                Independent Registered Public Accounting Firm


The Audit Committee of the Board of Directors has appointed the firm of Burr, Pilger & Mayer LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2009. Burr, Pilger & Mayer LLP has served as the Company's independent registered public accounting firm since October 23, 2007. Although the action of shareholders in this matter is not required, the Audit Committee believes it is appropriate to seek shareholder ratification of this appointment. Ratification requires the affirmative vote of a majority of the shares represented and voted at the Annual Meeting.

On October 23, 2007, the Audit Committee of the Board of Directors recommended and approved the dismissal of PricewaterhouseCoopers LLP ("PWC") as the Company's independent registered public accounting firm. PWC served as the independent registered accounting firm engaged to audit the Company's financial statements for its fiscal year ended June 30, 2007. On October 23, 2007, the Audit Committee engaged and appointed Burr, Pilger & Mayer LLP ("BPM") as the Company's new independent registered accounting firm.

The reports of PWC on the financial statements of the Company for the fiscal year ended June 30, 2007 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the fiscal year ended June 30, 2007 and through October 23, 2007, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B), if not resolved to the satisfaction of PWC, would have caused PWC to make reference thereto in their reports on the Company's financial statements for such years. During the fiscal year ended June 30, 2007 and through October 23, 2007, there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company provided PWC with a copy of the above disclosures and requested that PWC furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. PWC furnished a letter confirming that it agreed with the statements made by the Company.

During fiscal year ended June 30, 2007 and through October 23, 2007, there were no consultations with BPM on any matters described in Item 304(a)(2)(i) and
Item 304(a)(2)(ii) of Regulation S-B.

BPM serves as the auditors of the Justice Investors limited partnership ("Justice" or the Partnership"). Due to the consolidation of the financial statements of Justice into those of the Company, effective July 1, 2006, the Audit Committee believed that the engagement of BPM would promote greater efficiencies and savings for the Company, especially since the hotel owned by the Partnership is now the major asset and operating entity on the Company's financial statements.

We expect that a representative of Burr Pilger & Mayer LLP will be present at the Annual Meeting to respond to appropriate questions from Shareholders, and we will provide this representative with an opportunity to make a statement if he or she desires to do so.


THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

                      AUDIT COMMITTEE REPORT

The Audit Committee's responsibilities are described in a written charter adopted by the Board of Directors, which is attached as Appendix A to this Proxy Statement. The Audit Committee primary duties and responsibilities are to: serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; appoint and approve the compensation of the Company's independent registered public accounting firm; review and appraise the audit efforts of the Company's independent registered public accounting firm; and provide an open avenue of communications among the independent registered public accounting firm, financial and senior management, and the Board of Directors. During fiscal year ended June 30, 2008, the Company retained Burr, Pilger & Mayer LLP as its independent registered public accounting firm to provide audit and audit related services. There were no fees paid for non-audit services.

The Audit Committee reviewed and discussed the audited financial statements with management and Burr, Pilger & Mayer LLP and management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principals. The discussions with Burr, Pilger & Mayer LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by SAS No. 90 with respect to quarterly financial statements. The Audit Committee has also received the written disclosures and the letter from Burr, Pilger & Mayer LLP regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), which was discussed with Burr, Pilger & Mayer LLP.

Based on the Audit Committee's review of the audited financial statements, and the review and discussions with management and Burr, Pilger & Mayer LLP referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2008 for filing with the Securities and Exchange Commission.

                         THE AUDIT COMMITTEE:
                    WILLIAM J. NANCE, CHAIRPERSON
                            JOHN C. LOVE


Audit Fees

The aggregate fees billed for each of the last two fiscal years ended June 30, 2008 and 2007 for professional services rendered by Burr, Pilger & Mayer, LLP (fiscal 2008) and PricewaterhouseCoopers LLP (fiscal 2007), the independent registered public accounting firms for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-QSB or services normally provided by the independent registered public accounting firms in connection with statutory and regulatory filings or engagements for those fiscal years, were as follows:


                                              Fiscal Year
                                       -------------------------
                                         2008             2007
                                       --------         --------
               Audit Fees              $ 75,000         $138,000
               Audit Related Fees             -                -
               Tax Fees                       -                -
               All Other Fees                 -                -
                                       --------         --------
                   Total:              $ 75,000         $138,000
                                       ========         ========


Audit Committee Pre-Approval Policies

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, subject to any de minimus exceptions that may be set for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting. All of the services described herein were approved by the Audit Committee pursuant to its pre-approval policies.

None of the hours expended on the independent registered public accounting firm's engagement to audit the Company's financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent registered public accounting firm's full-time permanent employees.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BURR, PILGER & MAYER AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

                              OTHER BUSINESS

As of the date of this statement, management knows of no business to be presented at the meeting that is not referred to in the accompanying notice. As to other business that may properly come before the meeting, it is intended that the proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with the best judgment of the person voting the proxies.


                          SHAREHOLDER PROPOSALS

It is presently anticipated that the fiscal 2009 Annual Meeting of Shareholders will be held on or around February 25, 2010. Any shareholder proposals intended to be considered for inclusion in the proxy statement for presentation at the fiscal 2009 Annual Meeting must be received by the Company no later than October 25, 2009. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Act of 1934. It is suggested that the proposal be submitted by certified mail - return receipt requested.


                      FORM 10-KSB and ANNUAL REPORT

The Annual Report to Shareholders for the 2008 fiscal year accompanies this proxy statement, but is not deemed a part of the proxy solicitation material.
A copy of the Company's Form 10-KSB for the fiscal year ended June 30, 2008, as required to be filed with the Securities and Exchange Commission, excluding exhibits, will be mailed to shareholders without charge upon written request to: Michael G. Zybala, Secretary, Portsmouth Square, Inc., 820 Moraga Drive, Los Angeles, CA 90049. Such request must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of the common stock of the Company on January 9, 2009. The Company's Form 10-KSB and other reports are also available through the Securities and Exchange Commission's world-wide-web site (http://www.sec.gov).


                                          By Order of the Board of Directors

                                          PORTSMOUTH SQUARE, INC.

                                          Michael G. Zybala
                                          Secretary

Dated: Los Angeles, California
       January 16, 2009

                                  APPENDIX A

                            PORTSMOUTH SQUARE, INC.

                            AUDIT COMMITTEE CHARTER
                        (As Amended on January 5, 2009)


Purpose:
-------

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility of overseeing management's conduct of the Company's financial reporting process, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention and shall have full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders, and the Company's independent registered public accounting firm is ultimately accountable to the Board and the Committee as such representatives of shareholders. It is the responsibility of the Committee to maintain free and open means of communication between the Board, the Company's independent registered public accounting firm and the financial management and internal auditors of the Company.

The Committee shall review the adequacy of this Charter on an annual basis.

Membership:
----------

The Committee shall be comprised of "independent" directors that meet the composition requirements as defined by the rules of the Securities and Exchange Commission ("SEC") and the National Association of securities Dealers ("NASD") as may be modified and supplemented from time to time. Accordingly, all of the members of the Committee will be directors:

     1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company;

     2.  Are not affiliates of the Company;

     3. Do not receive any compensation from the Company other than in the capacity as director; and

     4. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.

In addition, at least one member of the Committee will be an audit committee financial expert as defined by the Securities and Exchange Commission.

The members of the Committee shall be elected by the Board at the annual meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairman of the Committee is elected by the full Board, the members of the Committee may designate a Chairman of the Committee by majority vote of the full Committee Membership.

Meetings:
--------

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Minutes of each meeting of the Committee should be recorded by the Secretary to the Committee. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Committee. The Committee may also act by unanimous written consent without a meeting. As part of its job to foster open communication, the Committee should meet at least annually with management and the Company's independent registered public accounting firm in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chairman should meet with the Company's independent registered public accounting firm and management quarterly to review the Company's financials consistent with #2 below. The Committee may request any officer or employee of the Company or the Company's outside counsel or the Company's independent registered public accounting firm to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Key Responsibilities:
--------------------

The Committee's job is one of oversight, and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the Company's independent registered public accounting firm is responsible for auditing those financial statements pursuant to professional standards. Additionally, the Committee recognizes that financial management has more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

     1. The Committee shall review with management and the Company's independent registered public accounting firm the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K) prior to the filing of the Form 10-K or, if deemed appropriate, prior to any year-end earnings release. The Committee shall review and consider with Company's independent registered public accounting firm the all matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, as amended by SAS No.90, by auditors with audit committees.

     2. As a whole, or through the Committee chair, the Committee shall review with the Company's independent registered public accounting firm the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61, as amended by SAS No. 90 with respect to quarterly financial statements. Such review will occur prior to the Company's filing of the Form 10-Q or, if deemed appropriate, prior to any quarterly earnings releases.

     3. Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

     4.  The Committee shall:

     (a) request from the Company's independent registered public accounting firm annually a formal written statement delineating all relationships between the independent registered public accounting firm and the Company consistent with Independence Standards Board Standard No. 1;

     (b) discuss with the Company's independent registered public accounting firm any disclosed relationships or services which may impact that firm's objectivity or independence; and

     (c) recommend that the Board take appropriate action in response to the Company's independent registered public accounting firm's report to satisfy itself of that firm's independence.

     5. The Committee shall have the sole authority to appoint or replace the Company's independent registered public accounting firm (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the Company's independent registered public accounting firm (including resolution of disagreements between management and the Company's independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Company's independent registered public accounting firm shall report directly to the Committee.

     6. The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the company by its independent registered public accounting firm, subject to the de minimus exceptions for non-audit services described in Section 10A
(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted nonaudit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

     7. Review and discuss quarterly reports from the Company's independent registered public accounting firm:

     (a) All critical accounting policies and practices to be used.

     (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting.

     (c) Other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

     8. Periodically consult with the Company's independent registered public accounting firm, out of the presence of management, about internal controls and the fullness and accuracy of the organization's financial statements.

     9. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent registered public accounting firm who participated in any capacity in the audit of the Company.

     10. Discuss with management the Company's use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

     11. Establish regular and separate systems of reporting to the Committee by each of management, the independent registered public accounting firm, and the internal accountants regarding any significant judgments made in management's preparation of the financial statements, and the view of each as to appropriateness of such judgments.

     12. Following completion of the annual audit, review separately with each of management and the independent registered public accounting firm any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     13. Review any significant disagreement among management and the independent registered public accounting firm in connection with the preparation of the financial statements.

     14. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     15. Establish, review, and update periodically a Code of Ethical Conduct, and ensure that management has established a system to enforce this Code.

     16. Review and approve any transactions between the Company and its officers, directors or 5% shareholders.

     17. The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the Company's independent registered public accounting firm for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.


Reporting Responsibilities:
--------------------------

The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

The Committee shall prepare such other reports for the full Board of Directors and others as it shall deem necessary to discharge its responsibilities under this Charter.

                                Form of Proxy
-----------------------------------------------------------------------------
Proxy - PORTSMOUTH SQUARE, INC.
-----------------------------------------------------------------------------
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 19, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John V. Winfield and Michael G. Zybala, and each of them, the attorneys, agents and proxies of the undersigned, with full powers of substitution to each, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders of Portsmouth Square, Inc. to be held at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, CA 94108 on Thursday, February 19, 2009 at 11:00 a.m., and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

The undersigned hereby ratifies and confirms all that the attorneys and proxies, or any of them, or their substitutes shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying such notice.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, AND "FOR" RATIFICATION OF THE RETENTION OF INDEPENDENT AUDITORS. THE PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" RATIFICATION OF THE RETENTION OF INDEPENDENT AUDITORS.

PLEASE SIGN AND DATE ON REVERSE SIDE

Using a BLACK INK pen, mark your votes with an X as shown in this
example. Please do not write outside the designated areas.         [X]

ANNUAL MEETING PROXY CARD

Please fold along the perforation, detach and return the bottom portion in the enclosed envelope.
-----------------------------------------------------------------------------

A. Proposals - The Board of Directors recommends a vote FOR all the nominees listed and FOR proposal 2.

1. Election of Directors:  For Withhold                          For Withhold

01 - John V. Winfield      [ ]   [ ]      02 - Jerold R. Babin   [ ]    [ ]

03 - Josef A. Grunwald     [ ]   [ ]      04 - John C. Love      [ ]    [ ]

05 - William J. Nance      [ ]   [ ]


2. RATIFICATION OF THE RETENTION OF BURR,        For  Against  Abstain
   PILGER & MAYER LLP as the independent
   registered accounting firm for the Company    [ ]   [ ]       [ ]
   for the fiscal year ending June 30, 2009.

3. OTHER BUSINESS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any and all adjournments thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the meeting.


B. Non-Voting Items

Change of Address - Please print new address below.   Meeting Attendance
                                                      Mark box to the
[                                               ]     right if you plan  [ ]
[                                               ]     to attend the
[                                               ]     Annual Meeting

C. Authorized Signatures - This section must be completed for your vote to be
                           Counted - Date and Sign Below

Please date this proxy card and sign exactly as your name appears on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustess, etc., should give their full titles.

Date (mm/dd/yyyy) - Please print date below.

[     /     /     ]
[                 ]

Signature 1 - Please keep signature within the box.

[                                                 ]
[                                                 ]

Signature 2 - Please keep signature within the box.

[                                                 ]
[                                                 ]